SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON DC 20549
                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                          Date of Report: May 18, 2004
                        (Date of earliest event reported)
                      INTREPID TECHNOLOGY & RESOURCES, INC.
                      -------------------------------------

             (Exact Name of Registrant as Specified in its Charter)
           Idaho                       000-30065             82230842
  ------------------------        --------------------   -----------------
  (State of Incorporation)        (Commission File No.)  (I.R.S. Employer
                                                          Identification #)

                 501 Broadway Suite 200 Idaho Falls, Idaho 83402
                 -----------------------------------------------

            (Address and Zip Code of the Principal Executive Offices) Registrant's telephone number including area code: (208) 529-5337


                            (Former Name and Address)


                                 (208) 529-5337
           ----------------------------------------------------------
               (Registrants telephone number, including area code)


 Indicate by a check mark whether Registrant (1) has filed all reports required to be filed by Sections 13 or 15(d) of the Securities Exchange Act of 1934
     during the preceding 12 months, and (2) has been subject to such filing requirements for the past 90 days

                               YES  [X]   NO  [ ]


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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits. The following exhibit is filed as part of this report:

Exhibit 99 Press Release, dated May 14, 2004, entitled "Intrepid Technology and Resources Shows Significant Balance Sheet Improvement"


ITEM 12. DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On May 14, 2004, the Company issued a press release entitled "Intrepid Technology and Resources Shows Significant Balance Sheet Improvement." The press release, dated May 14, 2004, is attached as Exhibit 99 and is incorporated by reference herein.




SIGNATURES
----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                  INTREPID TECHNOLOGY & RESOURCES, INC.
                                               (Registrant)

Date:  May 18, 2004   By: /s/ Dr. Dennis D. Keiser,Chief Executive Officer &
                          ------------------------------------------------------
                      President
                      ---------


Date:  May 18, 2004   By: /s/ Dr. Jacob D. Dustin,Vice President, Secretary, and
                          ------------------------------------------------------
                      Treasurer
                      ---------


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                                  EXHIBIT INDEX

Exhibit        Description
-------        -----------

Exhibit 99 Press Release, dated May 14, 2004, entitled "Intrepid Technology and Resources Shows Significant Balance Sheet Improvement"


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